UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 2, 2011 (February 2, 2011)

FIRST AMERICAN SCIENTIFIC CORP.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-27094
(Commission File No.)

#201 – 30758 South Fraser Way
Abbotsford, British Columbia
Canada   V2T 6L4
(Address of principal executive offices and Zip Code)

(604) 850-8959
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                      DEPARTURE OF DIRECTOR AND OFFICER.

It is with great sadness that we announce that Cal Kantonen our chief financial officer and chairman of the board of directors passed away today.  Cal was a good, loyal, honest, and dedicated individual who always had the Company at the forefront in all that he did.  We will miss him with all of our hearts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 2nd day of February 2011.

FIRST AMERICAN SCIENTIFIC CORP.

BY:	J. BRIAN NICHOLS
J. Brian Nichols
President and Chief Executive Officer